Scientific Industries, Inc.

(OTCQB: SCND)

Digitally Simplifying Science.



INVESTOR PRESENTATION

September 2023

Scientific Industries, Inc.

sbi SCIENTIFIC BIOPROCESSING

Disclaimer

This presentation contains forward-looking statements within the meaning of the federal securities laws. All statements, other than statements of historical facts, included in this presentation that address activities, events or developments that Scientific Industries, Inc. and its subsidiaries (collectively, the "Company", "Scientific Industries", "SCND", "we" and "us") expects, believes or anticipates will or may occur in the future are forward-looking statements. Certain statements contained in this presentation are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, such as statements relating to future actions, business plans, objectives and prospects, future operating or financial performance. The words "believe," "may," "will," "estimate," "continue," "anticipate," "intend," "should," "plan," "expect," "strategy," "future," "likely," variations of such words, and other similar expressions, as they relate to the Company, are intended to identify forward-looking statements. Forward-looking statements are subject to factors, risks and uncertainties that could cause actual results to differ materially, including, but not limited to, market demand for products, cost of developing products, potential litigation, changes in law, the Company's ability to successfully consummate and integrate the proposed acquisition discussed in this presentation and other risk factors disclosed in the Company's most recent annual report on Form 10-K and, to the extent applicable, quarterly reports on Form 10-Q. All forward-looking statements made in this presentation speak only as of the date hereof. Scientific Industries does not undertake any obligation to update any forward-looking statements to reflect future events or circumstances, except as required by law.

This presentation has been prepared by Scientific Industries and includes market data and other statistical information from sources believed by Scientific Industries to be reliable, including independent industry publications, government publications, filings, press releases and other published independent sources. Some data is also based on the Company's good faith estimates, which are derived from its review of internal sources as well as the independent sources described above. Although the Company believes these sources are reliable, it has not independently verified the information and cannot guarantee its accuracy and completeness.

This presentation is neither an offer to sell nor a solicitation of an offer to buy securities of the Company. This presentation shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale is unlawful. Any securities to be issued by the Company will not be registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws, and would be offered and sold in reliance on exemptions from the registration requirements of the Act and such state laws.

Scientific Industries Investment Highlights

Scientific Industries is a Life Science Tools Company comprised of two businesses; its legacy base business, characterized by stable revenues, growth, and earnings, and its SBI business, we expect to deliver outsized growth in the coming years

- Historic legacy business sells desk top laboratory equipment to blue chip customers throughout the world

Scientific Industries is at a compelling inflection point for investors; after eight years of development, SBI's new DOTS Technology is now ready for commercialization in the $2B bioprocessing development industry(1), after underlying IP that expired in 2022 previously earned the Company $9M in royalties from bioprocessing giant Sartorius

- DOTS Technology is a novel, in-house developed, technology platform which enables its lab customers to perform experiments which require bioprocessing at 10% of the cost of today's competing technologies(2)
- DOTS Technology provides radical simplification through sensing, automation, and AI, trims development times by more than a year, and can decrease development costs by $1M(2)
- DOTS Technology components are already being used by more than 350 customers, while the first version of the full platform will be launched by end of 2023

Scientific Industries' Leadership and Board has a Track Record of Proven Success in the Life Sciences Business.



Helena Santos
SCND President & CEO



John Moore
SCND Chairman



Reginald Averilla
SCND CFO



Daniel Gruenes
SBI President & CEO



Marcus Frampton
SCND Non-Managing Director
CIO Alaska Permanent Fund



Chris Cox
SCND Non-managing Director
Partner Population Health Partners



Dr. Juergen Schumacher
SCND Non-managing Director
Co-Founder QIAGEN



John Nicols
SBI Strategic Advisor
Former President & CEO Codexis

Profitable legacy business supporting high growth, revolutionary bioprocessing division.

Scientific Industries, Inc.

STABLE & PROFITABLE | **INVESTMENT FOR GROWTH**

GENIE

Founded in 1954

The World Leader in Vortex Mixing

TORBAL

Acquired in 2014

Enabling Digitally Simplified Pharmacy with Scales & Pill Counters

sbi SCIENTIFIC BIOPROCESSING

Acquisition in 2021

Enabling the Synthetic Biology Revolution via Digitally Simplified Bioprocessing

LTM Revenue(3): $9.8 Million

LTM Revenue(3): $1.2 Million

Bohemia, NY Headquarters	**82** Employees	**7.0 Million** Shares Outstanding	**$11.0 Million** LTM Revenue(3)	**1954** Founded

Profitable & Proven Base Business

Torbal is a 100+ year franchise, with a dominant installed base in pharmacy balances and a huge growth opportunity due to federal track and trace rules that take effect in Nov 2023.

GENIE

Mixers and shakers, rotators/rockers, refrigerated and shaking incubators, and magnetic stirrers



+

TORBAL

Pharmacy and laboratory balances and scales, force gauges, automated pill counters and moisture analyzers



Genie + Torbal Revenue(4)

in millions



$7,1
$2,0
$5,1
$7,7
$1,9
$5,8
$9,6
$2,2
$7,4
$9,6
$2,7
$6,9
2019
2020
2021
2022
Genie
Torbal

Genie + Torbal EBITDA(4)

in millions



$0,8
$1,2
$1,7
$1,1
2019
2020
2021
2022

170

Worldwide Distribution Channels

fisher scientific · GRAINGER · avantor delivered by VWR · amazon

Select End-Users

Medtronic · NIH · MAYO CLINIC · CDC · QIAGEN

Scientific Industries is positioned to achieve significant operating leverage driven by the strong growth potential of its bioprocessing operations.

- Over the longer-term, we believe Scientific Industries has the potential to achieve 70% gross margins and 50% EBITDA margins, driven mainly by the high margin DOTS Technology platform



Base Business
Bioprocessing Business
Total Revenue
$180M
$160M
$20M
Break Even
$55M
$40M
$15M
$11M
$1M
$10M
LTM[(3)]
Mid-Term
Long-Term

	LTM	Mid-Term	Long-Term
Blended Gross Margin	46%	65%	70%
Blended EBITDA Margin	Negative	30%	50%

SBI addresses a $2B Market(1) in Synthetic Biology with its DOTS Technology platform for Digitally Simplified Bioprocessing.

Maastricht University

World Health Organization

aquilabiolabs
A SCIENTIFIC BIOPROCESSING COMPANY



MERCK

Karolinska Institutet

BPI German Pharmaceutical Industry Association

Daniel Grünes

President & CEO of SBI

sbi SCIENTIFIC BIOPROCESSING

Digitally Simplified Bioprocessing.

SBI addresses a $2B Market[1] in Synthetic Biology by bringing capabilities of established solutions to the most ubiquitous vessel.



Simple, Small, Dumb & Affordable

Simplicity
Size
Price



Simple, Small, Smart & Affordable

Sensing
Knowledge
Control



Complex, Large, Smart & Expensive

It's been done before: in 2007, the iPhone transformed it's field by merging established technologies into a small, affordable and easy-to-use device.



Simplicity
Size
Price



Sensing
Knowledge
Control



Simple, Small, Dumb & Affordable

Simple, Small, Smart & Affordable

Complex, Large, Smart & Expensive



"The Biggest Innovations of the 21st century will be the Intersection of Biology and Technology. A New Era is beginning, just like the digital one ..." [5]

Bioprocessing


Due to the lack of affordable and easy-to-use technologies, the average bioprocess development costs $3 Million and takes around 3 Years(2).
Engineered Cells
+
Cheap Raw Material
14 Million
Shake Flasks in the US alone(6)
Bioprocess
Well Plate
Shake Flask
Mini Fermenter
Benchtop Fermenter
Production Fermenter
Antibodies, Enzymes, Biofuels, Bioplastics, Bulk Chemicals, ...
Technology
Cost per Experiment
Complexity
X
X
INFORS HT
applikon BIOTECHNOLOGY
SARTORIUS
eppendorf
$1000 – $2000(2)
Status Quo
$3 Mil Costs(2)
3 Years Time(2)
90% Failure(7)

SBI's DOTS Technology enables Fermenter-like experiments in shake flasks and helps customers to bring down costs and development times.

Engineered Cells + Cheap Raw Material

14 Million
Shake Flasks in the US alone[6]

Bioprocess

Well Plate → Shake Flask → Mini Fermenter → Benchtop Fermenter → Production Fermenter → Antibodies, Enzymes, Biofuels, Bioplastics, Bulk Chemicals, ...

	Shake Flask	Mini Fermenter / Benchtop Fermenter	
Technology	sbi	INFORS HT, applikon biotechnology, SARTORIUS, eppendorf	sbi
Cost per Experiment	$150	$1000 – $2000[2]	10% Cost [2]
Complexity			10x Output [2]

The DOTS Technology Platform consists of 4 components and a first full version will be available to the market in the beginning of 2024.


Sleep

Feeding System
Feedback-controlled,
Automated Addition of Liquids

Shake Flask
Simple Cultivation Vessel


100
75
50

DOTS Software
Real-Time Data Insights,
Analysis & Visualization





DOTS Multiparameter Reader
Non-invasive monitoring of CPPs like
Biomass, Temperature, Pressure, Fluorescence,...



Sensor Pills
Monitoring of CPPs like
pH, Dissolved Oxygen, Glucose,...

Case study shows that investments into DOTS components pay off within a year, due to significant savings in materials and labor hours.

Bond Pet Foods Case Study[8]	DOTS Biomass	Labor Costs Saved	Material Costs Saved
BOND PET FOODS Bond Pet Foods Saves Time and Money in Their Media Optimization Process with the Cell Growth Quantifier sbi SCIENTIFIC BIOPROCESSING	**$ 54,942** Investment	**$ 28,860** per year	**$ 43,680** per year



Investment in DOTS Biomass paid off after 9 months

We have all Puzzle Pieces in Hand to Unlock the Market of Digitally Simplified Bioprocessing – Shaping the Future of Biotechnology.

50 Team Members
with 20 R&D + 18 Marketing & Sales

>8 Years Spent in R&D
to Develop and Approve Core Technologies

>10 Patents
Protecting Core Technologies

>80 Publications
in Peer-Reviewed Scientific Journals

>10 New Products
in the Development Pipeline to fuel future Sales

DOTS by sbi

>350 Customers
in >25 Countries around the Globe

>20 Distributors
Established around the Globe

>40 Conferences
annually visited by our Sales Reps

OEM Business
under Development for System Builders

>170 Sales Partners
via Scientific Industries

Historical Financial Performance



Benchtop laboratory equipment revenues
Legacy bioprocessing systems royalty revenues
Bioprocessing revenues
Gross Margin
USD in 000's
$9,209
$721
45%
$8,488
$10,797
$819
$341
50%
$9,637
$10,880
$1,215
$106
47%
$9,559
$5,788
$591
46%
$5,197
CY2020(9)
CY2021(10)
CY2022(11)
YTD 2023(12)
As of 6/30/23

Adjusted EBITDA[13]

($1,422)	($3,905)	($9,249)	($3,128)

COMMENTARY

- Top line growth with resiliency to global instability supported by Genie product lines as key essential workforce during COVID19 pandemic; supplement with year over year growth of Torbal Vivid Product line
- Investment in R&D and Selling expense accelerated the development and global market launch of Bioprocessing's DOTS platform and strategic partnerships with key industry leaders.

Capitalization Snapshot

As of June 30, 2023

Balance Sheet	
Debt	$0
Cash & Cash Equivalents[12]	$2,488,600

As of September 20, 2023

Shares Outstanding	7,003,599
Options	1,085,097 *WAEP $8.46*
Warrants	3,422,510 *WAEP $8.98*

Thank You

Get in Contact:

John Moore: jmoore@scientificbio.com
Helena Santos: hsantos@scientificindustries.com
Daniel Grünes: daniel.gruenes@aquila-biolabs.de
Reginald Averilla: raverilla@scientificindustries.com

INVESTOR PRESENTATION

September 2023

Scientific Industries, Inc.

sbi SCIENTIFIC BIOPROCESSING

References

(1) Market size was estimated based on two market reports describing the global Small-Scale Bioreactor Market:

a) **"Small-Scale Bioreactors Market 2023-2030"**, Grand View Research, 2022, Report ID GVR-4-68040-046-5, https://www.grandviewresearch.com/industry-analysis/small-scale-bioreactors-market-report#, accessed July 17, 2023

b) **"Small-Scale Bioreactors Market 2023-2032"**, Precedence Research, March 2023, Report ID 2747, https://www.precedenceresearch.com/small-scale-bioreactors-market, accessed July 17, 2023

(2) Internal calculations, based on current bioprocess development cost and time requirements as described in

a) Suzanne S. Farid, Max Baron, Christos Stamatis, Wenhao Nie, Jon Coffman. **"Benchmarking Biopharmaceutical Process Development and Manufacturing Cost Contributions to R&D"**. MAbs 12, No. 1 (January 1, 2020): 1754999. https://doi.org/10.1080/19420862.2020.1754999

b) Rachel Bareither, David Pollard. **"A Review of Advanced Small-Scale Parallel Bioreactor Technology for Accelerated Process Development: Current State and Future Need"**. Biotechnology Progress 27, No. 1 (January 2011): 2-14. https://doi.org/10.1002/btpr.522

c) Openly available quotes and sales prices for various bioreactor systems

(3) LTM ≙ Last Twelve Months; LTM revenue based on financial results on Form 10-Q and Form-10KT, filed with the SEC on August 14, 2023, and April 23, 2023

(4) Yearly results based on annualized unaudited financial results of the Genie and Torbal Division

(5) Isaacson, Walter. **"Steve Jobs"**. 1st Simon & Schuster pbk. ed. New York: Simon & Schuster, 2013.

(6) **"SBAC – Market Research and Analysis – Final Report"**, Internal Market Report on "smart" shake flasks with embedded sensors. Latham BioPharm Group, Inc., December 19, 2018.

(7) François Candelon, Matthieu Gombeaud, Georgie Stokol, Vinit Patel, Antoine Gourévitch, Nicolas Goeldel. **"Synthetic Biology Is About to Disrupt Your Industry"**. Boston Consulting Group, February 10, 2022.

(8) Case study with one of SBI's DOTS customers. https://www.scientificbio.com/bond-pet-foods

(9) Annualized based on financial results on Form 10-Q and Form-10K, filed with the SEC on February 13, 2020, October 9, 2020, and February 16, 2021

(10) Annualized based on financial results on Form 10-Q and Form-10K, filed with the SEC on February 23, 2021, October 14, 2021, and February 16, 2022

(11) Annualized based on financial results on Form 10-Q and Form-10KT, filed with the SEC on February 16, 2022, September 28, 2022, and April 23, 2023

(12) Based on financial results on Form 10-Q filed with the SEC on August 14, 2023

(13) Adjusted EBITDA was calculated by Net loss less Other Income, Interest, Income Tax, Depreciation, Amortization and Noncash stock compensation expense based on referenced periods

(14) Bioprocessing related figures were created using icons and tools from Biorender.com